UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
 _________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2020
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LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)
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DELAWARE	001-06631	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LEVI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective December 9, 2020, upon recommendation of its Nominating, Governance and Corporate Citizenship Committee, the Board of Directors (the “Board”) of Levi Strauss & Co. (the “Company”) elected Elliott Rodgers as a Class I member of the Board and appointed Mr. Rodgers to serve as a member of the Board’s Audit Committee. The Board determined that Mr. Rodgers is an “independent” director under the New York Stock Exchange rules and meets all applicable requirements to serve on the Audit Committee. Mr. Rodgers will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described under the heading “Non-Employee Director Compensation During Fiscal Year 2019” in the Company’s Proxy Statement for its 2020 Annual Meeting, filed with the Securities and Exchange Commission on February 27, 2020. In connection with his election as a director, the Board granted restricted stock unit awards (“RSUs”) representing the right to receive 4,439 shares of Class A common stock under the Company’s 2019 equity incentive plan. The RSUs vest in three equal installments on the dates that are thirteen (13), twenty-four (24), and thirty-six (36) months following the date of grant on December 9, 2020
Mr. Rodgers has served as Chief Information Officer of Ulta Beauty, Inc. since September 2020, after having previously served as Chief Supply Chain Officer since April 2019, Senior Vice President, Logistics since March 2017 and after joining as Vice President, Supply Chain Strategy in November 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	December 11, 2020	By:	/s/ SETH JAFFE
		Name:	Seth Jaffe
		Title:	Executive Vice President and General Counsel